SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) December 3, 2001


                   CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
 ----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-32645              36-4459170
       ---------------           -----------------      ---------------
 (State or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)             File Number)       Identification No.)



     30 South Wacker Drive, Chicago, Illinois                 60606
---------------------------------------------------         --------
     (Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000

                                      N/A
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  Other Events.

         On December 3, 2001, Chicago Mercantile Exchange Inc., a Delaware corporation ("CME"), reorganized into a holding company structure (the "Reorganization") whereby CME became a wholly owned subsidiary of Chicago Mercantile Exchange Holdings Inc., a Delaware corporation ("CME Holdings").

         Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated October 1, 2001, by and among CME, CME Holdings and CME Merger Subsidiary Inc., a Delaware corporation and wholly owned subsidiary of CME Holdings ("Merger Sub"), Merger Sub merged with and into CME (the "Merger"), with CME as the surviving corporation. In accordance with the provisions of the Delaware General Corporation Law, the Merger Agreement was adopted by a majority vote of the outstanding shares of Class A and Class B common stock of CME, voting together as a single class.

         Pursuant to the Merger Agreement, each share of Class A common stock, par value $.01 per share, of CME issued and outstanding immediately prior to the Merger was converted into four shares of Class A common stock, par value $.01 per share, of CME Holdings as follows: one share of Class A-1, one share of Class A-2, one share of Class A-3 and one share of Class A-4. In addition, each share of Class B common stock, par value $.01 per share, of CME issued and outstanding immediately prior to the Merger was divided into two pieces:
Class A common stock of CME Holdings in an amount of shares essentially the same as the Class A share equivalents that were embedded in that Class B share of CME, and one share of Class B common stock of CME Holdings that corresponds to the series of the Class B share of CME surrendered in the Merger. The Class B common stock of CME was converted into the common stock of CME Holdings as follows:


  Share of CME Class B
  common stock pre-Merger                           Converted into shares of CME Holdings common stock post-Merger
  ------------------------------------------  ---------------------------------------------------------------------------
                                               Class A common stock,       Class B common stock,       Total shares of
                                                                                                       common stock in
                                                      by class                   by class               CME Holdings
  ------------------------------------------  -------------------------  --------------------------  --------------------
   Series B-1 common stock (included
     1,800 Class A share equivalents)....     450 Class A-1 shares          1 Class B-1 share           1,800 shares
                                              450 Class A-2 shares
                                              450 Class A-3 shares
                                              449 Class A-4 shares
   Series B-2 common stock (included
     1,200 Class A share equivalents)....     300 Class A-1 shares          1 Class B-2 share           1,200 shares
                                              300 Class A-2 shares
                                              300 Class A-3 shares
                                              299 Class A-4 shares
   Series B-3 common stock (included 600
     Class A share equivalents)..........     150 Class A-1 shares          1 Class B-3 share            600 shares
                                              150 Class A-2 shares
                                              150 Class A-3 shares
                                              149 Class A-4 shares
   Series B-4 common stock (included 100
     Class A share equivalents)..........     25 Class A-1 shares           1 Class B-4 share            100 shares
                                              25 Class A-2 shares
                                              25 Class A-3 shares
                                              24 Class A-4 shares

         At the time of the Merger, the common stock of CME was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As a result of the Merger, the common stock of CME Holdings, as successor issuer of CME, is deemed registered pursuant to Section 12(g) of the Exchange Act.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The Exhibits to this report are listed in the Exhibit Index set forth below.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
                                 -----------------------------------------
                                 Registrant



Date:  December 4, 2001          By:  /s/ C.S. Donohue
                                 -----------------------------------------
                                 Craig S. Donohue
                                 Managing Director and
                                 Chief Administrative Officer




                                 EXHIBIT INDEX


     Exhibit
      Number    Description of Exhibit

       2.1 Agreement and Plan of Merger, dated as of October 1, 2001, between Chicago Mercantile Exchange Inc., Chicago Mercantile Exchange Holdings Inc. and CME Merger Subsidiary Inc. (incorporated by reference to Exhibit 2.1 to Chicago Mercantile Exchange Holdings Inc.'s Form S-4, filed with the SEC on August 7, 2001, File Number 33-66988).

       3.1 Amended and Restated Certificate of Incorporation of Chicago Mercantile Exchange Holdings Inc.

       3.2 Amended and Restated Bylaws of Chicago Mercantile Exchange Holdings Inc.